UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 9, 2012

Schnitzer Steel Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (IRS Employer Identification No.)
3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR	(503) 224-9900	97296-0047
(Address of Principal Executive Offices)	(Registrant’s Telephone Number Including Area Code)	(Zip Code)

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On January 9, 2012, Schnitzer Steel Industries, Inc. webcast an earnings conference call, which was previously announced in a press release dated December 19, 2011, to discuss the financial results for the three months ended November 30, 2011.  A copy of the transcript of the conference call and the accompanying slide presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1           Transcript of the earnings call of Schnitzer Steel Industries, Inc. on January 9, 2012

99.2           Slide presentation for the earnings call of Schnitzer Steel Industries, Inc. on January 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated:	January 9, 2012	By:	/s/ Richard D. Peach
Name: Richard D. Peach Title: Sr. V.P. and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Transcript of the earnings call of Schnitzer Steel Industries, Inc. on January 9, 2012
99.2	Slide presentation for the earnings call of Schnitzer Steel Industries, Inc. on January 9, 2012